EXHIBIT 99.3

Rocket Companies Announces the Expiration and Final Results of Exchange Offers and Consent Solicitations for Any and All of Nationstar Mortgage Holdings Inc.’s 6.500% Senior Notes Due 2029 and 7.125% Senior Notes Due 2032

DETROIT, /PRNewswire/ September 30, 2025 – Rocket Companies, Inc. (NYSE: RKT) (the “Company” or “Rocket Companies”), the Detroit-based fintech platform including mortgage, real estate, title and personal finance businesses, announced today the expiration and final results of its previously announced offers to exchange and consent solicitations (collectively, the “Exchange Offers and Consent Solicitations”) for the $750.0 million aggregate principal amount of outstanding 6.500% Senior Notes due 2029 (the “2029 Notes”) and $1.0 billion aggregate principal amount of outstanding 7.125% Senior Notes due 2032 (the “2032 Notes” and, together with the 2029 Notes, the “Existing Notes”) of Nationstar Mortgage Holdings Inc. (“Nationstar”), a subsidiary of Mr. Cooper Group Inc. (“Mr. Cooper”), for up to $750.0 million aggregate principal amount of 6.500% Senior Notes due 2029 and up to $1.0 billion aggregate principal amount of 7.125% Senior Notes due 2032 issued by the Company (the “New Rocket Notes”). The Exchange Offers and Consent Solicitations expired at 5:01 p.m., New York City time, on September 30, 2025 (the “Expiration Date”). No tenders submitted after the Expiration Date are valid.

According to information provided to the Company by D.F. King & Co., Inc., the Depositary and Information Agent for the Exchange Offers and Consent Solicitations, as of the Expiration Date, Existing Notes were validly tendered and not validly withdrawn with respect to (i) $738,075,000 aggregate principal amount of the 2029 Notes, representing approximately 98.41% of the outstanding 2029 Notes and (ii) $955,326,000 aggregate principal amount of the 2032 Notes, representing approximately 95.53% of the outstanding 2032 Notes.

The Company has accepted for exchange the Existing Notes that were validly tendered (and not validly withdrawn) in the Exchange Offers and Consent Solicitations. The “Settlement Date” for the Exchange Offers and Consent Solicitations is expected to be on October 1, 2025, substantially concurrently with, and contingent upon, the expected closing of the Mr. Cooper Acquisition.

Any eligible holder (each such holder, an “Eligible Holder” and collectively, the “Eligible Holders”) that validly delivered at or prior to 5:00 p.m., New York City time, on August 15, 2025 (the “Early Tender Date”) (and did not validly revoke) a consent in the Exchange Offer and Consent Solicitations in respect of Existing Notes is eligible to receive payment in cash of $2.50 per $1,000 principal amount of such Existing Notes (the “Consent Payment”). An Eligible Holder that validly tendered Existing Notes and delivered (and did not validly revoke) a consent prior to the Early Tender Date, but withdrew such Existing Notes after the Early Tender Date but prior to the Expiration Date, will receive the Consent Payment, even if such Eligible Holder was no longer the beneficial owner of such Existing Notes as of the Expiration Date.

For each $1,000 principal amount of Existing Notes validly tendered after the Early Tender Date but prior to the Expiration Date, Eligible Holders will receive $1,000 principal amount of New Rocket Notes (plus cash in respect of any fractional portion of New Rocket Notes).

On the Early Tender Date, the Company received consents sufficient to amend the applicable Indentures governing the Existing Notes to, (i) eliminate the requirement to make a “Change of Control” offer for the related Notes following the consummation of the Mr. Cooper Acquisition and future transactions, (ii) eliminate substantially all of the restrictive covenants in the applicable Indenture and the Notes, (iii) eliminate certain conditions to legal defeasance or covenant defeasance in the applicable Indenture and the Notes and (iv) eliminate all events of default other than events of default relating to the failure to pay principal of and interest on the Notes (collectively, the “Proposed Amendments”). On the Early Tender Date, Nationstar and the trustee of each series of Notes entered into a supplemental indenture to each Indenture to effect the Proposed Amendments, which became operative today, at the time that the Company accepted for exchange the Existing Notes validly tendered and not withdrawn in the Exchange Offers and Consent Solicitations.

Each New Rocket Note issued in the Exchange Offers and Consent Solicitations for a validly tendered Existing Note has an interest rate and maturity date that is identical to the interest rate and maturity date of such Existing Notes, as well as identical interest payment dates and optional redemption prices. The first interest payment for each of the New Rocket Notes will accrue interest from August 1, 2025, which is the most recent date on which interest has been paid on the corresponding Existing Note accepted in the Exchange Offers and Consent Solicitations.

The terms and conditions of the Exchange Offers and Consent Solicitations are described in an Offering Memorandum and Consent Solicitation Statement, dated August 4, 2025 (the “Offering Memorandum and Consent Solicitation Statement”).

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

J.P. Morgan Securities LLC acted as the dealer manager and solicitation agent (the “Dealer Manager”) for the Exchange Offers and Consent Solicitations. D.F. King & Co., Inc. was retained to serve as both the depositary and the information agent (the “Depositary and Information Agent”) for the Exchange Offers and Consent Solicitations. Questions regarding the Exchange Offers and Consent Solicitations should be directed to the Dealer Manager at (866) 834-4666 (Toll-Free) or (212) 834-7489 (Telephone). Requests for copies of the Offering Memorandum and Consent Solicitation Statement and other related materials should be directed to D.F. King & Co., Inc. at RKT@dfking.com (email), (800) 549-6864 (U.S. Toll-Free) or (212) 390-0450 (Banks and Brokers).

The New Rocket Notes and related guarantees will not be registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or in a transaction not subject to the registration requirements of the Securities Act of 1933, as amended, or any state securities laws.

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Forward-Looking Statements

This press release contains statements herein regarding the proposed transaction between Rocket Companies and Mr. Cooper, which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward-looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Rocket Companies’ and Mr. Cooper’s businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approval by Mr. Cooper’s stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) the effect of the announcement, pendency or completion of the proposed transaction on each of Rocket Companies’ or Mr. Cooper’s ability to attract, motivate, retain and hire key personnel and maintain relationships with others with whom Rocket Companies or Mr. Cooper does business, or on Rocket Companies’ or Mr. Cooper’s operating results and business generally; (iv) that the proposed transaction may divert management’s attention from each of Rocket Companies’ and Mr. Cooper’s ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, including the risk of stockholder litigation in connection with the proposed transaction, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that Rocket Companies or Mr. Cooper may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact Rocket Companies’ or Mr. Cooper’s ability to pursue certain business opportunities or strategic transactions; (ix) the anticipated tax treatment of the proposed transaction may not be obtained, risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (x) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (xi) the impact of legislative, regulatory, economic, competitive and technological changes; (xii) risks relating to the value of Rocket Companies securities to be issued in the proposed transaction; (xiii) the risk that integration of the Rocket Companies and Mr. Cooper businesses post-closing may not occur as anticipated or the combined company may not

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be able to achieve the anticipated synergies expected from the proposed transaction, and the costs associated with such integration; and (xiv) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Rocket Companies and Mr. Cooper.

These risks, as well as other risks related to the proposed transaction, are more fully described in a registration statement on Form S-4/A (the “Registration Statement”) filed by Rocket Companies with the Securities and Exchange Commission (the “SEC”) on July 25, 2025 in connection with the proposed transaction. While the list of factors presented here and the list of factors presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K and Form 10-K/A, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

Investor Relations Contact:

Sharon Ng

ir@rocket.com

(313) 769-2058

Media Contact:

Aaron Emerson

aaronemerson@rocket.com

(313) 373-3035

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